                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 99.8

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                         $  1,288,865.23
      Available Funds:
              Contract Payments due and received in this period                                                     6,928,189.38
              Contract Payments due in prior period(s) and received in this period                                    954,843.97
              Contract Payments received in this period for next period                                               524,115.40
              Sales, Use and Property Tax, Maintenance, Late Charges                                                  177,265.17
              Prepayment Amounts related to early termination in this period                                          272,675.25
              Servicer Advance                                                                                      1,351,883.18
              Proceeds received from recoveries on previously Defaulted Contracts                                           0.00
              Transfer from Reserve Account                                                                        11,569,569.09
              Interest earned on Collection Account                                                                     7,273.19
              Interest earned on SPG Account                                                                            1,345.39
              Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                                                                        0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                                                 0.00
              Due from Bank of America Derivative Settlement                                                                0.00
              Any other amounts                                                                                             0.00

                                                                                                                 ---------------
      Total Available Funds                                                                                        23,076,025.25
      Less: Amounts to be Retained in Collection Account                                                            1,486,680.12
                                                                                                                 ---------------
      AMOUNT TO BE DISTRIBUTED                                                                                     21,589,345.13
                                                                                                                 ===============

      DISTRIBUTION OF FUNDS:
              1.  To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                            0.00
              2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                        1,089,608.24
              3.  To Bank of America Derivative Settlement                                                            317,547.15
              4.  To Noteholders (See Note Principal & Interest Calculations attached)
                       a) Class A1 Principal and Interest                                                                   0.00
                       a) Class A2a Principal (distributed after A1 Note matures) and Interest                      3,988,014.02
                       a) Class A2b Principal (distributed after A2 Note matures) and Interest                      3,995,725.34
                       a) Class A3a Principal (distributed after A3 Note matures) and Interest                        277,220.00
                       a) Class A3b Principal (distributed after A4 Note matures) and Interest                        258,000.00
                       b) Class B Principal and Interest                                                              151,617.14
                       c) Class C Principal and Interest                                                              309,669.85
                       d) Class D Principal and Interest                                                              200,704.10
                       e) Class E Principal and Interest                                                              278,929.74

              5.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                          10,309,748.47
              6.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event
                          in effect)                                                                                        0.00
                       b) Residual Principal (Provided no Restricting or Amortization Event
                          in effect)                                                                                        0.00
                       c) Reserve Account Distribution (Provided no Restricting or Amortization
                          Event in effect)                                                                                  0.00
              7.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and
                  any other amounts                                                                                   185,883.75
              8.  To Servicer, Servicing Fee and other Servicing Compensations                                        226,677.32
                                                                                                                 ---------------
      TOTAL FUNDS DISTRIBUTED                                                                                      21,589,345.13
                                                                                                                 ===============

                                                                                                                 ---------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
      Funds (if any)}                                                                                               1,486,680.12
                                                                                                                 ===============

II. RESERVE ACCOUNTS

Beginning Balance                                                                                    200,000.00    11,560,273.87
      - Add Investment Earnings                                                                          129.48         9,165.74
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             10,309,748.47
      - Less Distribution to Certificate Account                                                         129.48    11,569,439.61
                                                                                                  -------------  ---------------
End of period balance                                                                                200,000.00    10,309,748.47
                                                                                                  =============  ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                  -------------  ---------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                           200,000.00    11,560,273.87
                                                                                                  =============  ===============


                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                               268,390,467.75
                               Pool B                                48,177,583.00
                                                                    --------------
                                                                                      316,568,050.75

Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       490,506.41
Class A Monthly Interest - Pool B                                        88,236.76

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    6,490,648.42
Class A Monthly Principal - Pool B                                    1,449,567.77
                                                                    --------------
                                                                                        7,940,216.19

Ending Principal Balance of the Class A Notes
                               Pool A                               261,899,819.33
                               Pool B                                46,728,015.23
                                                                    --------------
                                                                                      --------------
                                                                                      308,627,834.56
                                                                                      ==============
IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                                       0.00
                               Class A2a                             15,684,025.38
                               Class A2b                             15,684,025.38
                               Class A3a                            199,200,000.00
                               Class A3b                             86,000,000.00
                                                                    --------------

Class A Monthly Interest                                                              316,568,050.75
                               Class A1 (Actual Number Days/360)              0.00
                               Class A2a(Actual Number Days/360)         17,905.93
                               Class A2b                                 25,617.24
                               Class A3a(Actual Number Days/360)        277,220.00
                               Class A3b                                258,000.00
                                                                    --------------

Class A Monthly Principal
                               Class A1                                       0.00
                               Class A2a                              3,970,108.09
                               Class A2b                              3,970,108.09
                               Class A3a                                      0.00
                               Class A3b                                      0.00
                                                                    --------------
                                                                                        7,940,216.19

Ending Principal Balance of the Class A Notes
                               Class A1                                       0.00
                               Class A2a                             11,713,917.28
                               Class A2b                             11,713,917.28
                               Class A3a                            199,200,000.00
                               Class A3b                             86,000,000.00
                                                                    --------------
                                                                                      --------------
                                                                                      308,627,834.56
                                                                                      ==============
Class A3

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                4,577,703.84
                                          Pool B                  821,348.24
                                                                ------------
                                                                                 5,399,052.08

           Class B Overdue Interest, if any                             0.00
           Class B Monthly Interest - Pool A                       13,733.11
           Class B Monthly Interest - Pool B                        2,464.04

           Class B Overdue Principal, if any                            0.00
           Class B Monthly Principal - Pool A                     110,697.68
           Class B Monthly Principal - Pool B                      24,722.30
                                                                ------------
                                                                                   135,419.99

           Ending Principal Balance of the Class B Notes
                                          Pool A                4,467,006.16
                                          Pool B                  796,625.94
                                                                ------------
                                                                                -------------
                                                                                 5,263,632.09
                                                                                =============

VI. CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                9,148,811.54
                                          Pool B                1,641,512.99
                                                                ------------
                                                                                10,790,324.53

           Class C Overdue Interest, if any                             0.00
           Class C Monthly Interest - Pool A                       33,088.20
           Class C Monthly Interest - Pool B                        5,936.81

           Class C Overdue Principal, if any                            0.00
           Class C Monthly Principal - Pool A                     221,235.85
           Class C Monthly Principal - Pool B                      49,408.99
                                                                ------------
                                                                                   270,644.84

           Ending Principal Balance of the Class C Notes
                                          Pool A                8,927,575.69
                                          Pool B                1,592,104.00
                                                                ------------
                                                                                -------------
                                                                                10,519,679.69
                                                                                =============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                      6,101,406.41
                                          Pool B                      1,094,736.49
                                                                      ------------
                                                                                     7,196,142.90

           Class D Overdue Interest, if any                                   0.00
           Class D Monthly Interest - Pool A                             17,134.78
           Class D Monthly Interest - Pool B                              3,074.38

           Class D Overdue Principal, if any                                  0.00
           Class D Monthly Principal - Pool A                           147,543.74
           Class D Monthly Principal - Pool B                            32,951.20
                                                                      ------------
                                                                                       180,494.94

           Ending Principal Balance of the Class D Notes
                                          Pool A                      5,953,862.67
                                          Pool B                      1,061,785.29
                                                                      ------------
                                                                                     ------------
                                                                                     7,015,647.96
                                                                                     ============

VIII. CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                      7,625,108.98
                                          Pool B                      1,368,124.74
                                                                      ------------
                                                                                     8,993,233.72

           Class E Overdue Interest, if any                                   0.00
           Class E Monthly Interest - Pool A                             45,242.31
           Class E Monthly Interest - Pool B                              8,117.54

           Class E Overdue Principal, if any                                  0.00
           Class E Monthly Principal - Pool A                           184,389.80
           Class E Monthly Principal - Pool B                            41,180.09
                                                                      ------------
                                                                                       225,569.89

           Ending Principal Balance of the Class E Notes
                                          Pool A                      7,440,719.19
                                          Pool B                      1,326,944.65
                                                                      ------------
                                                                                     ------------
                                                                                     8,767,663.83
                                                                                     ============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                 11,377,024.07
                                          Pool B                                  2,493,930.77
                                                                                 -------------
                                                                                                    13,870,954.84

           Residual Interest - Pool A                                                     0.00
           Residual Interest - Pool B                                                     0.00

           Residual Principal - Pool A                                                    0.00
           Residual Principal - Pool B                                                    0.00               0.00

           Ending Residual Principal Balance
                                          Pool A                                 11,377,024.07
                                                                                                    -------------
                                          Pool B                                  2,493,930.77      13,870,954.84
                                                                                 -------------      =============

X. PAYMENT TO SERVICER

           - Collection period Servicer Fee                                                            226,677.32
           - Collection period Trustee Fee                                                              (3,959.98)
           - Servicer Advances reimbursement                                                         1,089,608.24
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           185,883.75
                                                                                                    -------------
           Total amounts due to Servicer                                                             1,498,209.33
                                                                                                    =============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                307,105,128.01

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               7,154,515.49

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                   299,950,612.52
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           5,708,059.17

            - Principal portion of Prepayment Amounts                                                   252,119.32

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                             1,194,337.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                      ------------
                                            Total Decline in Aggregate Discounted Contract Balance    7,154,515.49
                                                                                                      ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 55,578,590.88

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               1,597,830.35

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                    53,980,760.53
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           1,568,223.18

            - Principal portion of Prepayment Amounts                                                    20,555.93

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 9,051.24

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                      ------------
                                            Total Decline in Aggregate Discounted Contract Balance    1,597,830.35
                                                                                                      ============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    353,931,373.05
                                                                                                                     ==============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

        POOL A

                            Discounted                                           Discounted
   Lease #                 Present Value                     Lease #            Present Value
   ------------------------------------                      --------------------------------
#* 7002469-001 (08/03)       14,288.64
#* 7002469-003 (08/03)        3,427.24
#* 7003145-001 (08/03)      119,023.00
#* 7003091-001 (09/03)       33,567.30
#* 7003951-001 (09/03)       58,639.44
#* 7004553-001 (09/03)       13,809.65
#* 7001665-001 (10/03)       55,517.26
#* 7002542-001 (10/03)       24,938.94
#* 7003812-002 (10/03)      251,031.68
#* 7004515-001 (10/03)       56,948.17
#* 7004538-001 (10/03)       54,868.99
#* 9906114-002 (10/03)       25,458.97
#* 3256-002 (11/03)          95,927.86
#* 3404-001 (11/03)         948,332.02
#* 2015354-001 (11/03)       22,192.38
#* 7002540-001 (11/03)       27,188.33
#* 7003812-001 (11/03)      100,696.41
                                           -------------
                          Totals:          $1,905,856.28

        POOL B

                            Discounted                                            Discounted
   Lease #                 Present Value                     Lease #            Present Value
   -------------------------------------                     ----------         -------------
#* 2015088-001 (11/03)      9,051.24                                               $  0.00
                                                             ---------
                            Totals:                          $9,051.24

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                 $  1,914,907.52
b) ADCB AT CLOSING DATE                                                    $462,410,954.84
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                       0.41%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

                  Repurchases                                   $   1,126,541.50

                  Substitutions                                 $              -

POOL B

                  Repurchases                                   $     159,060.10

                  Substitutions                                 $              -

                                                                ----------------
TOTAL                                                           $   1,285,601.60

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT               $   1,285,601.60
                             CONTRACTS REPURCHASED
b) ADCB AT CLOSING DATE                                         $ 462,410,954.84
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                            0.28%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                  Predecessor
                                           Discounted           Predecessor       Discounted
Lease #      Lessee Name                  Present Value            Lease #       Present Value
------------------------------            --------------        -----------     ---------------

None

                                               -----                            ---------------
                                Totals:        $0.00                            $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                        $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                               $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables      $0.00

b)  Total discounted Contract Balance of Substitute Receivables       $0.00

c)  If (a) > (b), amount to be deposited in Collection
   Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                YES     NO   X
                                                                        ---     ------

POOL B

                                                                                  Predecessor
                                     Discounted                 Predecessor        Discounted
Lease #       Lessee Name            Present Value                Lease #        Present Value
-------------------------            -------------              -----------      --------------
              NONE

                                          ---------                             ---------------
                            Totals:       $    0.00                             $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $    0.00
b) ADCB OF POOL B AT CLOSING DATE                                               $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
    RATING AGENCY APPROVES)                                                                0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
   (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor
      Receivables$                                              $    0.00
b)  Total discounted Contract Balance of Substitute
      Receivables                                               $    0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02         $    0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                             YES              NO     X
                                                                ---              --------

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 12, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                               Predecessor
                                                  Discounted              Predecessor           Discounted
Lease #               Lessee Name               Present Value               Lease #            Present Value
---------------------------------               -------------             -----------          -------------
                      NONE

                                                   -------                                     ---------------
                                      Totals:      $  0.00                                     $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           0.00
b) ADCB OF POOL A AT CLOSING DATE                                                              $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                       $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
    PERIOD                                                                YES                  NO     X
                                                                          -----------          ---------------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                 Predecessor
                                                 Discounted               Predecessor            Discounted
Lease #               Lessee Name               Present Value               Lease #             Present Value
---------------------------------               -------------             -----------          ---------------
                      NONE

                                                   ------                                      ---------------
                                      Totals:      $ 0.00                                      $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                 $          0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                            $ 83,139,258.99
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
    BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables            $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables             $ 0.00
c)  If (a) > (b), amount to be deposited in  Collection Account
       per Contribution & Servicing Agreement Section 7.02                  $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                                               YES                  NO  X
                                                                          --------             ------

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 12, 2003

XVI.   POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                           TOTAL OUTSTANDING CONTRACTS
       This Month                                               29,432,966.69   This Month                      353,931,373.05
       1 Month Prior                                            13,557,080.83   1 Month Prior                   362,683,718.89
       2 Months Prior                                            7,273,683.19   2 Months Prior                  370,416,709.50

       Total                                                    50,263,730.71   Total                         1,087,031,801.44

       a) 3 MONTH AVERAGE                                       16,754,576.90   b) 3 MONTH AVERAGE              362,343,933.81

       c) a/b                                                            4.62%

2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                                  Yes         No  X
                                                                                                                  ----------- -----

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                                                      Yes         No  X
                                                                                                                  ----------- -----
       B. An Indenture Event of Default has occurred and is
           then continuing?                                                                                       Yes         No
                                                                                                                  ----------  -----

4.     Has a Servicer Event of Default occurred?                                                                  Yes         No
                                                                                                                  ----------  ------

5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                                           Yes         No  X
                                                                                                                  ---------   -----
       B. Bankruptcy, insolvency, reorganization;
           default/violation of any covenant or obligation
           not remedied within 90 days?                                                                           Yes         No
                                                                                                                  ----------  -----
       C. As of any Determination date, the sum of all
            defaulted contracts since the Closing date
            exceeds 6% of the ADCB on the Closing Date?                                                           Yes         No  X
                                                                                                                  ----------  -----
6.     Aggregate Discounted Contract Balance at Closing Date                                         Balance  $ 462,410,954.84
                                                                                                              ----------------

       Aggregate Discounted Contract Balances  (A.D.C.B.)
         of contracts listed as more than:

                                                                                   TOTAL                   % of Total
                                                           A.D.C.B.               A.D.C.B.                  A.D.C.B.
                                                           --------               --------                 ----------
30 Days Overdue                                          43,406,526.44        353,931,373.05                12.264%
60 Days Overdue                                          14,109,474.86        353,931,373.05                 3.987%
90 Days Overdue                                          18,661,264.12        353,931,373.05                 5.273%
120 Days Overdue                                          9,428,973.35        353,931,373.05                 2.664%
150 Days Overdue                                          1,342,729.22        353,931,373.05                 0.379%
180 Days Overdue                                                  0.00        353,931,373.05                 0.000%